


10:20 AM                              AQUASEARCH, INC. DEBTOR-IN-POSSESSION
03/26/02                                       UNPAID BILLS DETAIL
                                               AS OF MARCH 26, 2002

                                               TYPE        DATE            NUM      DUE DATE         AGING        OPEN
                                               ----        ----            ---      --------         -----        ----

                                               Bill      12/14/2001        06382   12/14/2001         102      --------
Total Captek Softgel Intl, Inc.

Citicorp Leasing, Inc.
                                               Bill      03/14/2002     25577650    4/13/2002                  --------

Total Citicorp Leasing, Inc.

CT Corporation System
                                               Bill      03/01/2002      99-2563   03/01/2002          25      --------

Total CT Corporation System

Dell Financial Services
                                               Bill      03/06/2002                04/05/2002
                                               Bill      03/07/2002     20282809   04/06/2002
                                               Bill      03/20/2002     20541274   04/19/2002                  --------

Total Dell Financial Services

Federal Express
                                               Bill      03/15/2002  4-140-86841   03/30/2002                  --------

Total Federal Express

Harry C. Dougherty
                                               Bill      12/14/2001    reimburse
                                                                         monies    12/24/2001          92      --------

Total Harry C. Dougherty

Hawaii Business Equipment
                                               Bill      03/18/2002     61574A 1   04/17/2002                  --------

Total Hawaii Business Equipment

Hawaii Employers' Mutual Ins, Co.
                                               Bill      02/12/2002        81727   04/01/2002                  --------
Total Hawaii Employers' Mutual Ins. Co.

Hicks Pension Services
                                               Bill      03/11/2002        15132   04/10/2002                  --------

Total Hicks Pension Services




                                      -1-



10:20 AM                        AQUASEARCH, INC. DEBTOR-IN-POSSESSION
03/26/02                                 UNPAID BILLS DETAIL
                                         AS OF MARCH 26, 2002

             CLASS 2: ADMINISTRATIVE CLAIMS (CURRENT AS OF 3/26/02)

                                               TYPE        DATE            NUM      DUE DATE         AGING        OPEN
                                               ----        ----            ---      --------         -----        ----


3M QC2761
                                               Bill      02/25/2002      KM39010   02/25/2002          29      --------
Total 3M QC2761

A.I. Credit Corp.
                                               Bill      03/18/2002      3/12/02   04/11/2002                  --------
Total A-1. Credit Corp.

All Pool and Spa
                                               Bill      02/28/2002         2072   02/28/2002          26      --------
Total NI Pooi and Spa

Allied Cold Storage
                                               Bill      01/31/2002         1294   03/02/2002          24
                                               Bill      03/01/2002         1310   03/31/2002                  --------
Total Allied Cold Storage

AT&T 030-200-1516-001
                                               Bill      03/18/2002   stmt dated
                                                                       2/28/02     04/17/2002                  --------

Total AT&T 030-200-1516-001

AT&T Wireless (846-11204104)
                                               Bill      03/07/2002   03/07/2002                       19      --------
Total AT&T Wireless (846-11204104)

Bellco Glass, Inc.
                                               Bill      01/11/2002        54079   02/01/2002          44      --------
Total Bellco Glass, Inc.

Bishop Insurance Agency
                                               Bill      03/14/2002    Inv dated
                                                                        3/14/02    03/14/2002          12      --------
Total Bishop Insurance Agency

Captek Softgel Intl, Inc.


                                      -2-



10:20 AM                                      AQUASEARCH, INC. DEBTOR-IN-POSSESSION
03/26/02                                               UNPAID BILLS DETAIL
                                                       AS OF MARCH 26, 2002


                                               TYPE        DATE            NUM      DUE DATE         AGING        OPEN
                                               ----        ----            ---      --------         -----        ----


HRS USA
                                               Bill      03/19/2002                03/23/2002           3      --------

Total HRS USA

Integrity Graphics
                                               Bill      02/06/2002          578   02/06/2002          48
                                               Bill      02/28/2002          595   02/28/2002          26
                                               Bill      02/28/2002          618   02/28/2002          26      --------
Total Integrity Graphics

James H. Thompson
                                               Bill      01/02/2002   stmt dated
                                                                       01/1/02     02/01/2002          53
                                               Bill      02/01/2002                03/03/2002          23      --------

Total James H. Thompson

Kona Irrigation Supply
                                               Credit    12/26/2001     ck. 1009
                                                                        overpaid                               --------
Total Kona Irrigation Supply

Longs Drug Stores
                                               Bill      01/08/2002    808-85343   02/07/2002          47      --------
Total Longs Drug Stores

Martin J. M. Guerin
                                               Bill      03/13/2002  reimb dated
                                                                       3/13/02     04/12/2002                  --------

Total Martin J. M. Guerin

Mary Ann Llebert, Inc.
                                               Bill      02/13/2002       002411   03/15/2002          11      --------
Total Mary Ann Liebert, Inc.

Medallion Laboratories
                                               Bill      03/10/2002      ML46354   04/09/2002                  --------

Total Medallion Laboratories



                                      -3-


10:20 AM                                             AQUASEARCH, INC. DEBTOR-IN-POSSESSION
03/26/02                                                       UNPAID BILLS DETAIL
                                                               AS OF MARCH 26, 2002



                                               TYPE        DATE            NUM      DUE DATE         AGING        OPEN
                                               ----        ----            ---      --------         -----        ----




Melanie S. Weaver
                                               Bill      02/01/2002      1/23/02   03/03/2002          23      --------
                                               Bill      03/15/2002     12/10/02
                                                                          reimb    04/14/2002                  --------

Total Melanie S. Weaver

NELH HOST Park
                                               Bill      03/15/2002         2921   04/14/2002                  --------

Total NELH HOST Park

NetEnterprise, Inc.
                                               Bill      02/27/2002   0021369-IN   03/29/2002
                                               Bill      03/22/2002   0021543-IN   04/21/2002                  --------

Total NetEnterprise, Inc.

Phasex Corporation
                                               Bill      12/26/2001       121201   01/25/2002          60      --------
Total Phasex Corporation

PremIum Financing Specialists
                                               Bill      03/12/2002                04/11/2002                  --------
Total Premium Financing Specialists

Purchase Power
                                               Bill      03/18/2002   stmt dated
                                                                       3/18/02     04/07/2002                  --------
Total Purchase Power

Richard L. Sherman
                                               Bill      02/03/2002     reim.
                                                                    dated 2/3/02   03/05/2002          21
                                               Bill      02/15/2002                03/17/2002           9
                                               Bill      02/15/2002      (12-18)   03/17/2002           9
                                               Bill      03/08/2002    reimb
                                                                    dated 3/8/02   04/07/2002                  --------

Total Richard L. Sherman

Science News
                                               Bill      12/17/2001     stmt
                                                                     dated 12/17   01/16/2002          69      --------



                                      -4-



10:20 AM                                       AQUASEARCH, INC. DEBTOR-IN-POSSESSION
03/26/02                                                UNPAID BILLS DETAIL
                                                        AS OF MARCH 26, 2002



                                               TYPE        DATE            NUM      DUE DATE         AGING        OPEN
                                               ----        ----            ---      --------         -----        ----

Total Science News

Servco Leasing Division
                                               Bill      03/14/2002       540510   04/13/2002
                                               Bill      03/14/2002       540511   04/13/2002                  --------

Total Servco Leasing Division

Standard and Poor$
                                               Bill      12/01/2001      5446252   12/01/2001         115      --------

Total Standard and Poors

Star Bulletin - Midweek Prin
                                               Bill      01/16/2002                02/15/2002          39
                                               Bill      02/01/2002 29516836-001   03/03/2002          23      --------

Total Star Bulletin - Midweek Prin

Starr and Company, Inc.
                                               Bill      02/01/2002  P.O. 02-112   02/28/2002          26      --------

Total Starr and Company, Inc.

The Gas Company
                                               Credit    02/06/2002  0102036020602
                                               Bill      02/21/2002  0136622022102  03/2312002          3
                                               Bill      03/20/2002  0136622032002  04/19/2002                 --------

Total The Gas Company

Toledo
                                               Bill      03/1512002                03/15/2002          11      --------

Total Toledo

U.S. Govt. Printing 0ffice
                                               Bill      02/08/2002 1/30/02 stmt   03/10/2002          16      --------

Total U.S. Govt. Printing Office

UHA
                                               Bill      03/22/2002   03/22/2002                        4      --------



                                      -5-



10:20 AM                                                     AQUASEARCH, INC. DEBTOR-IN-POSSESSION
03/26/02                                                              UNPAID BILLS DETAIL
                                                                      AS OF MARCH 26, 2002


                                               TYPE        DATE            NUM      DUE DATE         AGING        OPEN
                                               ----        ----            ---      --------         -----        ----


Total U HA

Verizon Advanced Data, Inc.10260-516
                                               Bill      02/28/2002      2/28/02   03/28/2002                  --------

Total Verizon Advanced Data, inc./0260-516

Verizon(conferencing)
                                               Bill      02/28/2002      2/26/02
                                                                          stmt     03/30/2002                  --------
Total Verizon(conferencing)




AQUASEARCH WORKSHEET


                                                    Amount of
               Creditor                              Claim
Priority
               Bridges, Terry                     $ 1,780.42          EMP
               Budar, Mary Kay                    $ 1,463.34          EMP
               Cushman, Michael                   $   908.75          Old Emp
               DeRego, Elizabeth                  $ 1,100.00          EMP
               Diffley, Alexander Thomas          $ 1,663.01          Old Emp
               Drouillard, Leonard                $ 2,036.13          Old Emp
               Evangelista, Kea                   $ 2,067.01          Old Emp
               Fagaragan, Garren                  $ 1,591.42          Old Emp
               Finnegan, Jeremy                   $ 2,073.60          Old Emp
               Flores, Sonolynne                  $   955.00          Old Emp
               Fusato, Earl                       $ 4,650.00          Special
               Green, Philip                      $ 1,296.63          Old Emp
               Griswold, Lynn Rachel              $ 2,916.66          Old Emp
               Guerin, Martin                     $ 4,650.00          Emp
               Haag, Andrew                       $ 4,650.00          Old Emp
               Haag, Andrew                       $ 2,197.95          Old Emp
               Haag, Robert                       $ 4,650.00
               Haag, Robert                       $   545.40
               Huntley, Mark                      $ 4,650.00          EMP
               Kelekolio, Malanie                 $   266.66          Emp
               Lockwood, Samuel                   $ 4,650.00          Emp
               Lopez, Mai Davide                  $ 1,526.66          EMP
               Machesky, Stephen                  $ 3,264.90          EMP
               Mark, Jerry                        $ 1,531.50          Old Emp
               McComas, Ian                       $   778.92          Old Emp
               Mettler, Jonah                     $ 1,187.17          Old Emp
               Montana, Daniel                    $ 2,166.63          Old Emp
               Naidas, Sharlene                   $ 2,075.00          Old Emp

               O1aizola, Miguel                   $ 4,650.00          EMP
               Rees, John                         $ 2,794.54          01 Emp
               Rodriguez, Diana P                 $ 1,566.08          Emp,
               Saget, Shannon                     $ 3,312.68          Old Emp

AQUASEARCH WORKSHEET


                                                  Amount of
               Creditor                            Claim

               Shalfice, Matthew                  $   689.55          Old Emp
               Sombardier, Laurence               $ 1,853.14          EMP
               Tacderan, Federico                 $ 1,949.88          Old Emp



               Viernes, Joel                      $ 2,238.73          Old emp
               Warnecke, R. Michael               $ 1,924.00          Old Emp
               Watts, Betsy                       $ 1,654.57          Old emp
               Weaver, Melanie                    $ 4,650.00          EMP

AQUASEARCH WORKSHEET


                                                             Amount of
               Creditor                                        Claim

Converters

               Gill, Richard Thomas                        $   21,945.00
               Jette, Cynthia Anne                         $   21,945.00
               Tiu, Virginia                               $   25,000.00
               Goody, Ann                                  $   27,452.00
               Delbrel, Daniel                             $   28,116.00
               Lledecker, Heiko                            $   44,679.00
               Fusata, Earl                                $1,017,215.00
               Fusato, Earl                                $    4,516.66
               Fusato, Earl                                $  297,000.00
               Pellerito, Peter M.                         $   14,600.00
               Nitller, Peter                              $   60,055.93
               Nakamura, Lance & Elaine                    $  573,822.00
               First Hawaiian Bank                         $  301,540.20
               First Hawaiian Bank Firstline               $      779.00
               First Hawaiian Bank(3-2979280-7             $    1,383.56
               Crowder, Ken                                $   75,480.38
               C&JDistribution (Crowder+Su                 $    35,00.00
               Dougherty, Harry & Yamada, Jan              $   26,589.00



               Hooven Midland                              $      743.85
               Nutritional Outlook                         $      625.00
               BNY Information Services, Inc               $       39.78

Employees
               Bridges, Terry                              $    3,458.05
               Budar, Mary Kay                             $    2,619.00
               Guerin, Guerin                              $    1,298.41
               Guerin, Martin                              $    4,211.83
               Huntley, Mark                               $    4,793.34
               Huntley, Mark                               $    6,373.76
               Kelekollo, Malanle                          $    2,110.46
               Lockwood, Samuel                            $    6,179.33
               Lopez, Mai Davide                           $    2,910.00
               Machesky, Stephen                           $    3,642.33
               01ailzola, Miguel                           $    3,190.66
               Rodriguez, Diana P                          $    2,676.69
               Sombardler, Laurence                        $    3,027.25
               Weaver, Melanie                             $    2,350.00
               Weaver, Melanie S.                          $    2,093.20
               Drouillard, Leonard                         $    2,478.64
               Mettler, Jonah                              $    1,737.83
Old Employees
               Diffley, Alexander Thomas                   $    1,104.39
               Evangelista, Kea                            $    1,063.64
               Fagaragan, Garren                           $    2,667.75
               Haag, Andrew                                $    1,350.00
               Haag, Robert                                $    1,350.00
               Naidas, Sharlene                            $    2,716.06
               Saget, Shannon                              $      486.21
               Shallice, Matthew                           $    2,449.67
               Viernes, Joel                               $    1,041.71
               DeRego, Elizabeth                           $    2,443.88

               Schneider, Randi                            $    1,562.81

Others
               ADP Investor Communications S,              $    1,690,15
               Advanced Phytonics                          $      888.28
               Advantech Automation Corp.                  $    1,000.00
               Alamo Rent a Car, Inc.                      $    1,006,64
               Albany Molecular Research, Inc.             $   14,208.00
               Alfa Laval                                  $    2,500.00
               Allied Cold Storage                         $     ,343.75
               AlphaElectric Supply Co.                    $       10.58
               American Express (Blue)                     $    2,887.64
               American Express Centurion Ba               $    3,003.85
               American Express Travel Relats              $    1,071.40
               American Plastic Supply & Mfg., Inc         $    4,422.50
               Amp Electric                                $    7,700.40
               AREA                                        $      295.24
               Ashland Distribution                        $      414.00
               Aspen Publishers Inc.                       $       19.20
               Associated Sag Company                      $    1,376.66
               Bacon Universal                             $        6.72
               Bankcard Center (First Hawaiian)            $   19,715.81
               Beckman Coulter                             $    1,549,60
               Bigelow Laboratory for Ocean Sc             $      412.22
               Bilan, Mark                                 $    2,598.49
               B0C Gases                                   $    2,635.53
               Bradleys Plastic Bag Co                     $    1,584.00
               Brewer Environmental                        $    1,504.51
               Brown Martin Haller & McClain               $   24,326.74
               Business Wire                               $    4,310.00
               Cades Schutte Fleming & Wright              $   72,010.34
               Canadian Center for the Culture             $      102.00
               Carolyn Novak                               $      191.42
               Computershare Investor Services             $    4,107.26
               Consolidated Stills & Sterilizers           $      621.80
               Creative Resource, Inc                      $   12,593.46
               Danisco/Pertti Waillarider                  $   52,167.01
               David, Edward E.                            $    3,113.29

               Deluxe Business Forms                       $      272.64
               DFS Acceptance                              $    3,184.96
               DHI Water & Environment                     $      908.89
               DHX, Inc                                    $    1,576.71
               DMSO Marketing    (Acct.#FO59               $      216.00
               Ehrenberg, E. Dennis "Nicho"                $    2,998.47
               Electric Motor Repair                       $      178.10
               Ernst & Young LLP-006                       $   51,637,00
               Esaki, Tim                                  $    5,456,26
               European Advisory Services spr/bv           $      751.14
               Famillan Northwest Kona                     $      340.04
               Farias, Margaret "Peggy" E.                 $      776.88
               Fisher Scientific                           $    3,060.41
               Fujimoto, Owen                              $    2,917.25
               Fujimoto, Owen                              $    4,116.00
               Gad, Shayne C                               $    5,200.00
               Gagliardo, Paul                             $    1,000.00
               Gas Pro--BOC Gases                          $    8,011.73
               Glen Mills                                  $    5,850.00
               Grainger                                    $      369.57


               Harrington Industrial Plastics              $      534.35
               Hawaii Modular Space                        $    8,353.82
               Hawaii Technology Trade Assn                $      500.00
               Hayashi Enterprises, LLC                    $      156.44
               HELCO (8601-0031-012)                       $      228.92
               HELCO (Acct# 9800-4345-001)                 $    5,151.14
               Hicks Pension Services                      $      163.67
               Hillhouse Graphic Design                    $      303.64
               Honolulu Freight                            $      320.01
               HRS USA                                     $    1,111.56
               Integrity Graphics                          $    4,531.22
               Island Tech                                 $      190.52
               Jones, Richard                              $  412,559.00
               KGMB-TV                                     $   10,390.56
               King, David                                 $    2,601.67
               Kluwer Academic Publishers B.V              $    1,960.00

               Kobayashi Sugita & Goda                       $  4,096-20
               Komatsu, Mark                                 $    341.34
               Kona Dry Cleaning                             $     51.17
               Kona Fabricators & Air Conditioning           $  3,731.06
               Kona Kohola Chamber of Comma                  $    100.00
               Kona Locksmith                                $     77.08
               Kona-Kohala Chamber of Comma                  $    175.00
               La Haye Laboratories, Inc.                    $ 18,000.00
               Lob Safety Supply Inc,                        $    198.90
               Lockwood, Samuel                              $    442.74
               M.C.D. Company                                $  1,923,17
               Medallion Laboratories                        $    656,00
               Merrill Communications LLC                    $ 80,447.77
               NetEnterprise, Inc.                           $    156.24
               NGN Hotel                                     $    553.10
               Niro, Inc.                                    $ 34,026.32
               Nordhausen, Walter                            $  5,456.26
               Nutraceuticals World                          $    701.16
               Pacific Board Of Trade                        $  5,005.00
               Pacific Waste, Inc.                           $    211.98
               Papas, Andreas M.                             $ 12,703.00
               PMP Public Affairs Consulting                 $ 14,600.00
               PR Newswire, Inc.                             $  3,711.70
               Puente, Dale Robert                           $  1,625.33
               Purchase Power                                $ 11,354.21
               Research Corporation- Univ. of Hi             $    211.00
               Richmark Label                                $  2,007.40
               Robatel                                       $ 26,300.00
               Royal Kona Resort                             $    289.68
               Rulewski, Nigel J.                            $  5,124.86
               Ryan Herco                                    $    123.77
               Servco Leasing Division                       $    921.56
               Servco Pacific Inc                            $  2,840.16
               Sigma-Aldrich, Inc.                           $  1,259.22
               SIL VLY BK SJ (Cerip)                         $  2,520.00
               Spectrum Laboratory Products                  $    139.15
               Star Bulletin - Midweek Prin                  $  5,208.00
               Star Bulletin - Midweek Prin                  $ 39,841.20

               Starr and Company, Inc.                     $    2,047.07
               The Cherry Co., Ltd.                        $      317.48
               The Water Man                               $      585.75
               Thompson, James H.                          $    1,486,93
               TINT Corporation                            $      590.40
               University of Texas at Austin               $      166.50
               Unson, Mia                                  $    4,524.01
               UPS                                         $      940.83
               US Rubber                                   $      376.25
               Verizon (H1M EON-6927115)                   $        0.76
               Verizon Advanced Data, Inc./026C            $      434.12
               Verizon Califonia (310-589-4740)            $      998.34
               Verizon Hawaii Inc. 999-900-3279            $      242.33
               Verizon Hawaii, Inc. (326-1589)             $      149.96
               Verizon Hawaii, Inc. 325-9458               $      144.32
               VWR International, Inc.                     $      306.87
               VWR Scientific                              $      141.92
               Wackenhut Security Systems                  $   15,994.00
               Wilson Sonsini Goodrich & Rosati            $  546,054.22
               Winkler, Dr. Barry S.                       $   16,675.00
               WorldCorn                                   $       79.65
               Yellow Freight System, Inc.                 $      202.03
               Jean Sawyer Weaver Trust                    $  606,270.00
               QED Technologies                            $    3,559.37



                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES


                                                DESCRIPTION OF CONTRACT/ LEASE                         ASSUMED OR
NAME AND MAILING ADDRESS                                AND AMOUNT                                      REJECTED

University of Hawaii                           License agreements to support research from HU-            Assumed
Technology Licensing Group                     owned collection of microalgae and exclusive
Office of Technology Transfer and              rights to discoveries, patentable invention
        Economic Development                   conceived as a result of project
2800 Woodlawn Drive, Suite 280
Honolulu, HI 96822
                                                                                                          Assumed
University of Hawaii                           Aquasearch sponsored research on U14-owned
Office of Research Services                    microalgae collection to screen extracts for
2530 Dole Street                               pharmacological, dermatological, cosmetic,
Sakamaki D200                                  nutraceutical and other uses.
Honolulu, M 96822

Albany Molecular Research, Inc.                Drug discovery collaboration agreement to                  Assumed
FKA Enzymed, Inc.                              develop library of unusual compound from
21 Corporate Circle                            Haornatococcus and other microalgae species
P.O. Box 15098
Albany, NY 12212-5098

Edward Helble, D.O.                            Clinical research agreement to study effects of            Assumed
Attn: Nancy Miller, Admin. Director            Aquasearch products and its effect on lowering            (Order of 2/15/02)
Troracic and Cardiovascular Healthcare         human blood levels of C-reactive protein, an
    Foundation of Lancing Michigan             independent coronary risk factor.
405 W. Greenlawn, Suite 200
Lancing, MI 48910

Natural Energy and Laboratory                  Month-to-month holdover permit                             Assumed
       of Hawaii Authority                                                                             (Order of 3/18/02)
73-4460 Queen Kaahumanu Hwy., #101
Kailua-Kona, HI 96740

Advantage Webco Dodge Hawaii                   Distributor agreement for Aquascarch-Branded               Assumed
2840 Makumoa Street                            Retail products in the State of Hawaii.
Honolulu, HI 96819

Physical Sciences Inc.                         Subcontract on a Prime contract with the U. S              Assumed
20 New England Business Center                 Department of Energy (Contract No. DE-FC26-
Andover, MA 01810                              00NT40934) Re: carbon sequestration using
                                               microalgae grown in large scale photobioreactors.



                                      -15-

Mitel Capital                                  Telephone PBX equipment lease                              Assumed
75 Second Avenue, Suite 200
Needham Heights, MA 02494

Servco Leasing Division                        Copies/printer equipment lease                             Assumed
2850 Pukoloa Street, Suite 101
Honolulu, HI 96819

Dell Financial Services LP                     Computer equipment lease                                   Assumed
Lockbox 99200
840 S. Canal Street, 3rd Floor
Chicago, IL 60693

Citicorp Leasing, Inc.                         Equipment least (HPLC)                                     Assumed
450 Mamaroneck Avenue
Harrison, NY 10528

Star & Company                                 Boiler and autoclave installation and maintenance          Assumed
680 Kakoa Street                               services.
Honolulu, HI 96819

Niro, Inc.                                     Production equipment short term lease.                     Rejected
P.O. Box 64162
Baltimore, ND 21264-4162

Pitney Bowes                                   Equipment lease                                            Assumed
P.O. Box 856390
Louisville, KY 40285-6390



                                                                       EXHIBIT E

